SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                      __________________________________

                                FORM 8-K


                             CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):     November 7, 2003

                               ELDERTRUST
           (Exact Name of Registrant as Specified in Charter)

          Maryland               001-13807            23-2932973
(State or Other Jurisdiction   (Commission        (I.R.S. Employer
    of Incorporation or         file number)     Identification Number)
       Organization)


  2711 Centreville Road, Suite 108, Wilmington, Delaware         19808
          (Address of Principal Executive Offices)            (Zip Code)

                               (302) 993-1022
               (Registrant's telephone number, including area code)



Item 2.  Acquisition or Disposition of Assets.

     On September 11, 2003, the Company entered into a definitive
Master Agreement (the Genesis Agreement) with Genesis Health Ventures, Inc. (Genesis). Under the terms of the Genesis Agreement, on November 7, 2003, Genesis purchased ElderTrusts ownership interest in its ET
Sub Meridian Limited Partnership, L.L.P. (the Meridian Interests) which is the prime lessee on seven properties which were subleased to Genesis and accounted for by ElderTrust as capital leases. The specific terms of the sale of the Meridian Interests are contained in the Conveyance and Transfer Agreement made as of September 11, 2003 between Meridian Healthcare, Inc., Genesis Healthcare Corporation, ElderTrust, ElderTrust Operating Limited Partnership and ET Meridian General Partner, L.L.C. (the Conveyance Agreement)

     The consideration for the sale of the Meridian Interests was $93.4 million, including $18 million in cash and Genesis' assumption of $75.4 million of debt and lease obligations.

     Wachovia Securities acted as financial advisor to ElderTrust in connection with the transactions contemplated by the Genesis Agreement and the Conveyance Agreement.

     The foregoing description is qualified in its entirety by reference to the full text of the Genesis Agreement and the full text of the Conveyance Agreement.

     A copy of the press release relating to this filing is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.
     (a)  Not applicable.
     (b)  Pro Forma Financial Information.

     The required pro forma financial information which gives effect to ElderTrusts disposition of the Meridian Interests is incorporated herein by reference to ElderTrusts Quarterly Report on Form 10 Q for the quarter ended September 30, 2003.

     (c)  Exhibits        Description

          10.1 Master Agreement made as of September 11, 2003 by and between Genesis Health Ventures, Inc. and ElderTrust Operating Limited Partnership (incorporated herein by reference to Exhibit 10.16 to ElderTrusts Quarterly Report on Form 10 Q, for the quarter ended September 30, 2003).

          10.2 Conveyance and Transfer Agreement made as of September 11, 2003 between Meridian Healthcare, Inc., Genesis Healthcare Corporation, ElderTrust, ElderTrust Operating Limited Partnership and ET Meridian General Partner, L.L.C. (incorporated herein by reference to Exhibit 10.16 to the ElderTrusts Quarterly Report on Form 10 Q, for the quarter ended September 30, 2003).

          99.1            Press Release dated November 7, 2003.



                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


Date: November 20, 2003               ELDERTRUST


                                   By:  /s/ Michael R. Walker
                                   -----------------------------------
                                   Michael R. Walker
                                   Acting President, Chief Executive
                                   Officer and Chief Financial Officer


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EXHIBIT INDEX

Exhibits        Description

  10.1 Master Agreement made as of September 11, 2003 by and between Genesis Health Ventures, Inc. and ElderTrust Operating Limited Partnership (incorporated herein by reference to Exhibit 10.16 to ElderTrusts Quarterly Report on Form 10 Q, for the quarter ended September 30, 2003).

  10.2 Conveyance and Transfer Agreement made as of September 11, 2003 between Meridian Healthcare, Inc., Genesis Healthcare Corporation, ElderTrust, ElderTrust Operating Limited Partnership and ET Meridian General Partner, L.L.C. (incorporated herein by reference to Exhibit 10.16 to the ElderTrust's Quarterly Report on Form 10-Q, for the quarter ended September 30, 2003).

  99.1          Press Release dated November 7, 2003.


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                                                          Exhibit 99.1

            ElderTrust Announces Closing of Certain Transactions
                  under the Genesis Restructuring Agreement

Wilmington, DE, (November 7, 2003) - ElderTrust (NYSE:ETT), an equity healthcare REIT, today announced that it has closed certain transactions set forth in its definitive Master Agreement (the Genesis Agreement) with Genesis Health Ventures, Inc. (NASDAQ:GHVI, Genesis).

Transactions which have closed to date under the Genesis Agreement include:

   * The sale of the Liberty Court property to Genesis for consideration of approximately $10.3 million in cash.

   * The reduction of rentals on the Heritage Woods and Sanatoga Court properties in exchange for a cash payment of $2.6 million.

   * The sale to Genesis of the Companys ownership interest in its subsidiary that is the prime lessee on seven properties. Prior to the sale, those properties were subleased to Genesis and accounted for by the Company as capital leases (Meridian 7).
     The consideration for this transaction was $93.4 million, including $18 million in cash and Genesis assumption of $75.4 million of debt and lease obligations.

To date, the total consideration received by the Company under the Genesis Agreement is approximately $106.3 million, excluding closing costs and returned security deposits.

Transactions yet to be completed under the Genesis Agreement include:

   * The sale of 4 properties (Willowbrook, Phillipsburg, Riverview Ridge and Pleasant View) for consideration of $14.6 million, including the assumption of approximately $6.3 million in mortgage debt.

   * Receipt of a consent fee of $5 million upon completion of Genesis intended spin-off of its ElderCare division (the Spin-Off), which will be known as Genesis HealthCare Corporation (HealthCare). Approximately $635,000 of this fee is conditioned on obtaining third party consents on two of the properties to be sold.

   * As part of the Spin Off, ElderTrust assets that are leased to Genesis will be spun off and leased to HealthCare.

ElderTrust is a real estate investment trust that invests in real estate properties used in the healthcare services industry, principally along the East Coast of the United States. The Company currently owns 22 properties.

Certain matters discussed within this press release may be deemed to be forward looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995.  Although ElderTrust believes

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the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from ElderTrust's expectations include the extent to which it can achieve the planned reductions in recurring overhead expenses, the extent to which it can consummate the proposed transactions with Genesis Health Ventures, Inc. (and after the Spin Off, HealthCare), the Company's principal tenant, the extent to which Genesis (and after the Spin Off, HealthCare) continues to make lease payments to the Company, real estate conditions, changes in the economic conditions and other risks detailed from time to time in the Company's SEC reports and filings. The Company assumes no obligation to update or supplement forward looking statements that become untrue because of subsequent events.

Contact:  Michael R. Walker
          Chairman, Acting President and Chief Executive Officer
          (302) 993-1022
          www.eldertrust.com

                     For more information on ElderTrust

                visit ElderTrusts Web site at www.eldertrust.com

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